UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): March 21, 2006
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)
3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)
(714) 545-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure
On March 21, 2006, Valeant Pharmaceuticals International (the “Company”) held a web conference to present the results of the first of two studies (VISER1) in its Phase 3 clinical trials for Viramidine (taribavirin hydrochloride). The presentation is attached as Exhibit 99.1. Exhibit 99.1 is also available on the Company’s website at http://valeant.com under Investor Relations/Financial Presentations dated March 21, 2006.
The information in this Item 7.01, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.
Item 8.01 Other Events
On March 21, 2006, the Company issued a press release announcing the results of the VISER1 study. A copy of the press release is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit Number	Description
99.1	Presentation by the Company of the results of the first of two studies (VISER1) in its Phase 3 clinical trials for Viramidine (taribavirin hydrochloride).
99.2	Press release dated March 21, 2006.
FORWARD-LOOKING STATEMENTS
This current report, including the exhibits, contains forward-looking statements within the meaning of the federal securities laws relating to expectations, plans or prospects for Valeant Pharmaceuticals, including the prospects for the commercial launch of Viramidine. These statements are based upon the current expectations and beliefs of Valeant Pharmaceuticals’ management, including, but not limited to, expectations and beliefs regarding receipt and timing of FDA approval, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include regulatory considerations, including FDA non-approval, and other factors beyond Valeant Pharmaceuticals’ control, clinical results that indicate continuing clinical and commercial pursuit of Viramidine is not advisable, and the risk factors and other cautionary statements discussed in Valeant Pharmaceuticals’ filings with the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006	VALEANT PHARMACEUTICALS INTERNATIONAL

	By:	/s/ Bary G. Bailey

Bary G. Bailey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation by the Company of the results of the first of two studies (VISER1) in its Phase 3 clinical trials for Viramidine (taribavirin hydrochloride).
99.2	Press release dated March 21, 2006.